ACQUISITION AGREEMENT

     AGREEMENT   dated  the  _____  day  of September,  2001
(the "Agreement"), by, between and among BUSINESS PLAN EXCHANGE, INC., a company incorporated under the laws of the State of Delaware (hereinafter "BPX"), the persons listed on Exhibit "A" attached hereto and made a part hereof, being all of the
shareholders  and executive   officers   of  BPX  (hereinafter
referred   to   as "MANAGEMENT"); JAVIEN INC., a company
incorporated under the laws of the Bahamas, having its registered office in Nassau, the Bahamas (hereinafter referred to as "JAVIEN"); and the persons listed on Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "SELLERS").

     WHEREAS,  the  SELLERS own a total of 27,140,000  shares  of
common   stock,   $1.00  par  value,  of  JAVIEN,   said   shares
representing over ninety-five (95%) percent of the issued and outstanding common stock of JAVIEN.

     AND WHEREAS, the SELLERS desire to sell and BPX desires to purchase all of the outstanding shares of common stock of JAVIEN held by the SELLERS;

     AND WHEREAS, BPX desires to acquire all the remaining issued and outstanding shares of JAVIEN common stock not held by the Sellers, as well as certain other securities issued by JAVIEN and currently outstanding;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

1. Purchase and Sale - The SELLERS hereby agree to sell, transfer, assign and convey to BPX and BPX hereby agrees to purchase and acquire from the SELLERS, a total of 27,140,000 shares of common stock of JAVIEN, which equates to over ninety-five percent (95%) percent of all of JAVIEN's currently issued and outstanding common stock (the "JAVIEN Principal's Common Shares"), in a tax-free stock-for-stock acquisition.

2. Purchase Price - The aggregate purchase price to be paid by BPX for the JAVIEN Principal's Common Shares shall be 11,431,200 newly issued shares of BPX $0.001 par value voting common stock as adjusted for a 1 for 3 reverse stock split (following such reverse split "Adjusted Shares") to be effected by BPX prior to the closing of the transactions contemplated hereby. The Adjusted Shares will be issued to the individual SELLERS in accordance with Exhibit "A-1" attached hereto. As a result of the issuance of the Adjusted Shares, the Sellers shall own approximately ninety-one and four tenths (91.4%) percent of the Adjusted Shares of BPX, resulting is a total issued amount of BPX common stock following the 1 for 3 reverse stock split and issuance of Adjusted Shares to the Sellers of 12,502,733 Adjusted Shares.

3. Remaining JAVIEN Shares - As soon as reasonably possible following the execution of this Agreement, BPX shall make a formal offer (the "Minority Offer") to acquire the remaining 1,350,000 shares of common stock of JAVIEN not held by the SELLERS, with appropriate documentation evidencing such offer to be filed in the Province of Alberta, Canada, the jurisdiction of residence of most minority JAVIEN stockholders, and any other jurisdiction deemed appropriate by JAVIEN. BPX shall offer a total of 568,800 Adjusted Shares for all such remaining shares of JAVIEN common stock, or 0.4213 of an Adjusted Share for each share of JAVIEN common stock outstanding.

4. Other JAVIEN Securities - JAVIEN currently has certain outstanding share acquisition rights, both options and warrants to acquire shares of JAVIEN common stock, which BPX also desires to acquire. As such, BPX shall take steps to adopt a stock option plan (an "Option Plan") similar to the Option Plan currently used by JAVIEN and shall grant options thereunder to current holders of stock options granted under JAVIEN's Option Plan, in exchange for the surrender and cancellation of such existing stock options. Similarly, BPX shall offer warrants to acquire Adjusted Shares to current holders of valid warrants to acquire shares of JAVIEN common stock. JAVIEN has also issued a convertible debenture in the original principal amount of CDN$97,000.00 which is convertible into JAVIEN common stock and BPX shall offer a replacement debenture to of identical terms (as adjusted for the BPX Adjusted Share to JAVIEN common share exchange ratio provided in paragraph 3, above) should this instrument remain outstanding at the closing of the principal transaction contemplated hereby involving BPX and the SELLERS. Any such transactions involving other securities of JAVIEN shall be undertaken by BPX at the discretion and on the direction of JAVIEN and, if undertaken, shall replace such JAVIEN common stock acquisition rights with the rights to acquire Adjusted Shares on a pro-rata basis to the exchange ratio for Adjusted shares issuable for shares of JAVIEN common stock provided in paragraphs 2 and 3 of this Agreement.

5. Warranties Representations and Covenants of JAVIEN and SELLERS - In order to induce BPX to enter into this Agreement and to complete the transaction contemplated hereby, JAVIEN and the SELLERS jointly and severally warrant and represent to BPX that:

(a) Organization and Standing. JAVIEN is a corporation duly organized, validly existing and in a good standing under the laws of the Bahamas, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of JAVIEN's Certificate of Incorporation, amendments thereto and all current by-laws of JAVIEN. No changes thereto will be made in any of the Exhibit "B" documents before the closing. JAVIEN has no subsidiaries except as listed or any investments or ownership interests in any corporation, partnership, joint venture or other business enterprise which is material to its business.

(b) Capitalization. JAVIEN's entire authorized equity capital consists of 100,000,000 common shares of $1.00 par value, of which 28,490,000 shares of Common Stock are currently issued and outstanding. As of the Closing Date, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which JAVIEN or the SELLERS are bound, calling for the issuance of any additional shares of common stock or any other voting or equity security, except as set forth in Exhibit "JAVIEN's", attached hereto. The 27,140,000 issued and outstanding JAVIEN common stock to be transferred by SELLERS constitute over ninety-five (95%) percent of the currently issued and outstanding shares of common stock of JAVIEN which includes inter-claim, that same percentage of JAVIEN, voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

(c) Ownership of JAVIEN Shares. Each SELLER warrants and represents, severally, that as of the date hereof, such SELLER is the sole owner of the shares of JAVIEN common stock listed by his, her or its name on Exhibit "A", free and clear of all liens, encumbrances, and restrictions whatsoever, except that the shares of JAVIEN common stock so listed have not been registered under the Securities Act of 1933, as amended (the "33 Act"), or any applicable securities laws. By SELLERS' transfer of the JAVIEN Common Shares to BPX pursuant to this Agreement. BPX will thereby acquire over 95% of the outstanding capital stock of JAVIEN, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the shares of JAVIEN common stock so acquired will not have been registered under the 33 Act, or any applicable State securities laws.

(d) Taxes. JAVIEN has filed all federal, provincial and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on JAVIEN. JAVIEN's income tax returns have never been audited by any authority empowered to do so.

(e)  Pending Actions.   There are no known material legal
actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting JAVIEN, or against the SELLERS that arrive out of their operation or ownership of JAVIEN, except as described in Exhibit "C" attached hereto. JAVIEN is not knowingly in material violation of any law, material ordinance or regulation of any kind whatever, including, but not Inc to laws, rules and regulations governing the sale of its services, the 33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act"), the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state or nation.

(f) Government and Regulation. JAVIEN holds the licenses and registrations set forth on Exhibit "D" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit JAVIEN to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "D" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by this Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

(g) Ownership of Assets Except as set forth in Exhibit "E" attached hereto, JAVIEN has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any; assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by JAVIEN as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; nor, except in the ordinary course of its business, has JAVIEN disposed of any such asset since the date of the most recent balance sheet described in Section 3(0) of this Agreement.

(h)  No Interest in Suppliers, Customers, Landlords or
Competitors. Neither the SELLLERS nor any member of their families or their affiliates, as applicable, have any material interest of any nature whatever in any supplier, customer, landlord or competitor of JAVIEN .

(i) No Debt Owed by JAVIEN to SELLERS. Except as set forth in Exhibit "F" attached hereto, JAVIEN does not owe any money, securities, or property to any of the SELLERS or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that the SELLERS may have any undisclosed liability to pay any sum or property to any such person or equity or any member of their families such liability is hereby forever irrevocably released and discharged.

(j) Complete Records. All of JAVIEN's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

(k) No Misleading Statements or Omissions. Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to BPX in connection herewith, contains any materially misleading statement or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

(l) Validity of this Agreement. All corporate and other proceedings required to be taken by the SELLERS and by JAVIEN in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by the SELLERS and by JAVIEN, and constitutes the valid and binding obligation of each of them, enforceable in accordance with its terms except to the extent Inc by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, JAVIEN's Certificate of Incorporation or By-Laws, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which JAVIEN or the SELLERS is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, with injunction or decree, of any court, regulatory agency or other governmental body; and the business now conducted by JAVIEN can continue to be so conducted after completion of the transaction contemplated hereby, with JAVIEN as a wholly owned subsidiary of BPX.

(m) Concepts and Approvals: Compliance with Laws. Neither JAVIEN nor the SELLERS are required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of JAVIEN has been operated in material compliance with all laws, rules, and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

(n) Access to Books and Records. BPX will have full and free access to JAVIEN's books during the course of this transaction prior to Closing, during regular business hours, on reasonable notice.

(o) JAVIEN Financial Statements. Before Closing, JAVIEN's financial statements as of and for the period from inception to the end of its latest fiscal year and latest fiscal quarter, will be provided to BPX and will be annexed hereto as Exhibit "G"; the JAVIEN financial statements will accurately describe JAVIEN's financial position as of the dates thereof. The JAVIEN financial statements will have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B, and/or the rules promulgated under the 33 Act and the 34 Act) and for the period from inception to the end of its latest fiscal year audited by independent certified public accountants with SEC experience, with unaudited financial statements prepared in accordance with GAAP fro any fiscal quarter(s) completed subsequent to JAVIEN's fiscal year end and prior to the date of Closing.

(p) JAVIEN's Corporate Summary. JAVIEN's current Business Plan, (attached hereto as Exhibit "L") accurately describes JAVIEN's business assets, proposed operations and management as of the date thereof; since the date of the Corporate Plan, there has been no material adverse change in the Business Plan and no material adverse change in JAVIEN; provided that no warranties or representations are made as to any financial projections.



6.   Warranties,  representations  and  Covenants  of   BPX   and
     Management of BPX ("MANAGEMENT"). In order to induce the SELLERS and JAVIEN to enter into this Agreement and to complete the transaction contemplated hereby, BPX and MANAGEMENT jointly and severally warrant, represent and covenant to JAVIEN and SELLERS that:

(a) Organization and Standing. BPX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. BPX has no subsidiaries or any other investments or ownership interests in any corporation, partnership, joint venture or other business enterprise.

(b) Capitalization. BPX's entire authorized equity capital as of closing shall consist of 25,000,000 shares of voting common stock, $0.001 par value. As of the Closing, will have issued and outstanding 3,214,600 shares of voting common stock, $0.001 par value before giving effect to the reverse stock split contemplate hereby and no shares of preferred stock issued. Upon effecting the 1 for 3 reverse stock split contemplated hereby, BPX shall have outstanding 1,071,533 Adjusted Shares. Upon issuance, all of the BPX Common Stock will be validly issued, fully paid and non-assessable. The relative rights and preferences of BPX's equity securities are set forth on the Certificate of Incorporation, as amended and BPX's By-laws (Exhibit "H" hereto). There are no other voting or equity securities authorized or issued, not any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which BPX is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-laws of BPX provide that a simple majority of the shares voting at a stock holder's meeting at which a quorum is present may elect all of the directors of BPX. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of BPX.

(c) Ownership of Shares. By BPX's issuance of Adjusted Shares to the SELLERS pursuant to this Agreement, the SELLERS will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such Adjusted Shares will not have been registered under the 33 Act, or any applicable state securities laws.

(d) Significant Agreements. BPX is not and will not at Closing be bound by any of the following:
     i) Employment, advisory or consulting contract (except as described in Section 12 herein).
     ii)  Plan providing for employee benefits of any nature.
     iii) Lease with respect to any property or equipment.
     iv)  Contract of commitments for any current expansion.
     v) Contract or commitment pursuant to which it has assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization.

     vi) Contract, agreement, understanding, commitment or arrangement either than in the normal course of business, not set forth in the Agreement or an Exhibit hereto.
     vii) Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of this Agreement.

(e) Taxes. BPX has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns are true and complete. BPX's income tax returns have never been audited by say authority empowered to do so.

(f) Absence of Liabilities. As of the Closing Date BPX will have no liabilities of any kind or nature, fixed or contingent, except for the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which BPX agrees to be responsible and to pay in full at or before the Closing.

(g) No Pending Actions. To the best of MANAGEMENT's knowledge, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting BPX, or against any of the BPX MANAGEMENT and arising out of their operation of BPX. BPX has been in compliance with, and has not received notice of violation of any law, ordinance of any kind whatever, including, but not Inc to, the 33 Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any sale. BPX is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940. BPX is not required to file reports pursuant to either Section 13 or Section 15 (d) of the 34 Act.

(h) Corporate Records. All of BPX's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation; all of said books and records will be made available for inspection by JAVIEN's authorized representatives prior to the Closing as provided by Section 4(I) herein, and will be delivered to BPX's new management at the Closing.

(i) No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to JAVIEN in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

(j) Validity of this Agreement. All corporate and other proceedings required to be taken by BPX in order to enter into and to carry out this Agreement will have been duly and properly taken at or before the Closing. This Agreement has been duly executed by BPX, constitutes a valid and binding obligation of BPX enforceable in accordance with its terms. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, BPX's Certificate of Incorporation- or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which BPX is a party or is bound or may be affected nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, writ, injunction or decree of any court, regulatory agency or other governmental body.

(k) Consents and Approvals, Compliance with Laws. Except for the notices to be filed as described in Section 7(a) herein, neither BPX nor MANAGEMENT is required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of BPX has been operated in compliance with all laws, rules and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

(l) Access to Books and Records. JAVIEN and SELLERS will have full and free access to BPX's books and records during the course of this transaction prior to and at the Closing on reasonable notice.

(m) BPX Information. BPX is a company currently reporting with the SEC and hereby warrants that all filings required to be made with the SEC under the 33 Act and the 34 Act and the regulations thereunder shall be current as at the Closing. JAVIEN and the SELLERS acknowledge their opportunity to review the relevant filings with the SEC which accurately reflect the information relating to BPX and the financial condition of BPX. There will have been no material change in the business, assets or condition (financial or otherwise) of BPX since the date of BPX's most recent filing with the SEC to the Closing.

(n) BPX Financial Condition. As of the Closing, BPX will have no assets or liabilities, except as disclosed in its most recent filing with the SEC, being the Annual Report on Form 10-KSB for the fiscal year of BPX ended June 30, 2001 to be filed prior to Closing.

(o)  Directors and Shareholders Approval. As of the Closing,
BPX's Board of Directors and Shareholders, by meeting or consent shall have properly authorized the matters described in section
7(a)(iv)herein.

(p) The BPX Shares. All of the BPX Common Shares issued to SELLERS shall be validly issued, fully-paid non-assessable shares of BPX Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation , if any, as set forth in BPX's Certificate of Incorporation.


7.   Term: Indemnification.
(a) Representations and Warranties. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. BPX and each member of MANAGEMENT of BPX hereby agrees, jointly and severally, to indemnify, defend, and hold harmless JAVIEN from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any wilful material misrepresentation of any fact, warranty, covenant, or agreement made by BPX in this Agreement. JAVIEN and each of the SELLERS hereby agrees, jointly and severally, to indemnify, defend, and hold harmless BPX from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any wilful material misrepresentation of any fact, warranty, covenant, or agreement made by JAVIEN in this Agreement.

(b) Issuances of Other Securities. JAVIEN and each of the SELLERS hereby agree, jointly and severally, to indemnify, defend, and hold harmless the directors and officers of BPX from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of their approval or any actions as they relate to the implementation or issuance of securities under the Option Plan and/or the convertible debenture referred to herein.

8. Restricted Shares: Legend. The total amount of the BPX Common Shares issued to SELLERS hereunder will be "restricted securities" as defined in Rule 144 under the 33 Act and each stock certificate issued to SELLERS hereunder, will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to BPX'S stock transfer agent.

9.   Conditions Precedent to Closing (a) The obligations of
JAVIEN and the SELLERS under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

i) That BPX's and MANAGEMENT's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and MANAGEMENT will deliver an executed certification confirming the foregoing;

ii) That BPX and MANAGEMENT shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

iii) That BPX's directors and shareholders, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by BPX's directors and shareholders, respectively;

iv) That BPX's Board of Directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby; approved the change of BPX's corporate name to JAVIEN; approved the resignation of all of BPX's current directors and the election of up to three designees of JAVIEN to serve as directors in place of BPX's current directors; and will have approved such other changes as are consistent with this Agreement and approved by JAVIEN and BPX; and


(a) The obligations of BPX and MANAGEMENT under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:
i) That JAVIEN's and SELLERS' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time and JAVIEN and the SELLERS shall deliver an executed certification confirming the foregoing;

ii) That JAVIEN and SELLERS shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing;

iii) That JAVIEN's directors, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by JAVIEN's board of directors hereby; and

iv) That the SELLERS shall have each consented to the terms of this Agreement, by instrument in writing, which instrument shall also confirm the intent to sell their shares of JAVIEN common stock to BPX; and

v) That JAVIEN's board of directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby and will have approved such other changes as are consistent with this Agreement and approved by JAVIEN and BPX.


10. Further Conditions and Representations. Notwithstanding the representations made herein, in order to induce BPX to enter into the instant Agreement, JAVIEN and SELLERS make the following representations and undertake to perform the following which shall survive closing of this transaction.

(a) That within thirty (30) days of the closing of this Agreement, the newly appointed Board of Directors and Management of BPX shall take all steps necessary to file a Form 15(c)2-11 with the NASD and obtain a trading symbol for the company and insure that the company common stock becomes listed on the OTC-Bulletin Board;

(b) That the newly appointed Board of Directors and Management of BPX shall continue to retain Shane Henty Sutton, P.C., as the law firm to represent BPX up to a point when the company's common stock becomes listed on the OTC-Bulletin Board and shall issue to Shane Henty Sutton a sum of 100,000 Adjusted Shares which shall be entitled to S-8 registration.

11. Termination. This Agreement may be terminated at any time before or at Closing, by;
(a)  The mutual agreement of the parties;

(b)  Any party if:

i) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.

     Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

12. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

13. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or power at any other time or times.

14. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at the offices of Shane Henty Sutton, P.C., attorneys for BPX, at 1:00 p.m. on September 5, 2001 or on the first business day after the letter of the approval of SELLERS owning at least 80% of JAVIEN's Common Stock or the shareholders of BPX approving this Agreement and the matters referred to in section 7(a) herein, or such other date as the parties hereto shall mutually agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

15. Prohibited Actions. Between the date hereof and the effective date of the merger, neither Purchaser nor Seller will, except with the prior written consent of the other:

(a) issue or sell any stock, bonds, or other corporate securities;
(b) incur any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, other than in the ordinary course of business;
(c) discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than in the ordinary course of business;
(d) make any dividend or other payment or distribution to its shareholders or Purchase or redeem any shares of its capital stock other than in the ordinary course of business;
(e) mortgage, pledge, create a security interest in, or subject to lien or other encumbrance any of its assets, tangible or intangible other than in the ordinary course of business;
(f) sell or transfer any of its tangible assets or cancel any debts or claims except in each case in the ordinary course of business other than in the ordinary course of business;
(g) sell, assign, or transfer any trademark, trade name, patent, or other intangible asset;
(h) waive any right of any substantial value other than in the ordinary course of business; or
(i) enter into any other transaction other than in the ordinary course of business.

16. Further Instruments. From time to time, as and when requested by the either of the parties or by its successors or assigns, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intent and purposes of this agreement.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States and any applicable state laws.

18.  Counterparts.   This Agreement may be executed in duplicate
facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

                              JAVIEN INC.


                              By: /s/ Richard J. Wolfli
                                   Richard J. Wolfli, Chairman


                              BUSINESS PLAN EXCHANGE, INC.


                              By: /s/ Shane Henty Sutton
                                  Shane Henty Sutton, President

                        LIST OF EXHIBITS

Exhibit "A"         List of Sellers

Exhibit "B"         True and correct copies of JAVIEN's
                    Certificate of Incorporation, amendments thereto and all current By-laws.

Exhibit "C"         Any material legal actions, lawsuits,
                    proceedings of investigations, either
                    administrative or judicial, pending or
                    threatened, against or affecting JAVIEN, or against the Sellers that arise out of their operation of JAVIEN.

Exhibit "D"         Evidence of JAVIEN's licenses and
                    registrations necessary to permit JAVIEN to conduct its current business.

Exhibit "E"         Any impediments to JAVIEN's good, marketable
                    title including liens or encumbrances of any nature whatever.

Exhibit "F"         Any money, securities, or property owed by
                    JAVIEN to either the Principals of JAVIEN or any member of their families or to any company controlled by such a person, directly or indirectly.

Exhibit "G"         JAVIEN's audited financial statements as of
                    and for the year ended March 31, 2001 and unaudited financial statements for the quarterly period ended June 30, 2001.

Exhibit "H"         True and correct copies of BPX's Certificate
                    of Incorporation amendments thereto and all current By-laws.

Exhibit "I"         BPX's audited financial statements for year
                    ended June 30, 2001.

Exhibit "J"         JAVIEN's Business Plan

Exhibit "K"         Shares issuances after Closing pursuant to
                    acquisitions, acquisition agreements and stock option plans